ADVANCED SERIES TRUST

AST Managed Equity Portfolio

AST Prudential Growth Allocation Portfolio

Supplement dated November 3, 2016 to the

Currently Effective Prospectus

This supplement should be read in conjunction with the currently effective Advanced Series Trust (AST) Prospectus and should be retained for future reference. The AST Managed Equity Portfolio and the AST Prudential Growth Allocation Portfolio, each of which is discussed in this supplement, may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Prospectus.

_____________________________________________________________________________________________________________________________________________________________

Effective immediately, the Prospectus is revised as follows:

         I.            The table labeled "Index" in the “SUMMARY: AST MANAGED EQUITY PORTFOLIO--Past Performance” section of the Prospectus relating to the AST Managed Equity Portfolio is hereby deleted and replaced with the following:

Index	1 Year	Since Inception (04/28/14)
MSCI All Country World Index (GD) (reflects no deduction for fees, expenses or taxes)	-1.84%	0.32%
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	7.25%

       II.            The following is hereby added to the “GLOSSARY: PORTFOLIO INDEXES” section of the Prospectus:

MSCI All Country World Index (GD). The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Portfolio utilizes the GD (gross dividends) version of the Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

AST Prudential Growth Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (55%), the Barclays US Aggregate Bond Index (30%) and the MSCI EAFE Index (15%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSUP11